Exhibit 10.2

CONSENT, REAFFIRMATION, AND JOINDER

This Consent, Reaffirmation, and Joinder (this “Agreement”), dated as of February 7, 2019, is entered into by and among STANLEY FURNITURE COMPANY LLC, a Delaware limited liability company formerly known as Churchill Downs LLC (the “Borrower”), STANLEY INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company, CHURCHILL DOWNS HOLDINGS LTD., a British Virgin Islands business company, STANLEY FURNITURE COMPANY 2.0, LLC, a Virginia limited liability company, and HG HOLDINGS, INC., a Delaware corporation formerly known as Stanley Furniture Company, Inc. (the “Lender”). Capitalized terms that are not otherwise defined herein shall have their defined meanings under the Amended and Restated Subordinated Secured Promissory Note, dated as of September 6, 2018, executed by the Borrower and accepted by the Lender (as amended, the “Note”).

WITNESSETH:

WHEREAS, the Borrower seeks to enter into a new senior revolving credit facility (the “Proposed Senior Facility”) with Alterna Capital Solutions, LLC, a Florida limited liability company (the “Proposed Senior Lender”), in order to support its working capital needs, which facility shall be documented substantially in the form of an agreement disclosed to the Lender as of the date hereof;

WHEREAS, the Proposed Senior Facility is not permitted under the terms of the Note; and

WHEREAS, the Lender has agreed to Proposed Senior Facility on the terms and conditions set forth below, including the delivery of an amended and restated note in the form attached as Exhibit A (the “Amended and Restated Note”), the joinder of Churchill Downs Holdings Ltd., a British Virgin Islands business company (the “New Guarantor” and together with the Existing Guarantors (as defined below), the “Guarantors”) as a guarantor as set forth below, and the other conditions set forth in below;

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

SECTION 1.     Consent.

The Borrower and the Lender hereby acknowledge that the Proposed Senior Facility, including any related grant of security interests in favor of the Proposed Senior Lender, is not permitted under the terms of the Note. The Borrower has therefore requested that the Lender consent to the Proposed Senior Facility as of the date hereof. Subject to the terms and conditions contained in this Agreement, and notwithstanding Section 2 and Section 3 of the Note, the Lender hereby consents to the Proposed Senior Facility, including the grant of security interests in favor of the Proposed Senior Lender, provided that Lender receives the documents noted in Section 5 below (including the Amended and Restated Note). The Borrower hereby acknowledges that the consent herein is specific in time and in intent and does not constitute and is not to be deemed a consent to any other actions or a waiver of any right, power, or privilege under the Note or any other Related Document.

SECTION 2.     Reaffirmation.

In connection with the consent described above, and the execution and effectiveness of the Amended and Restated Note, each of Stanley Intermediate Holdings LLC, a Delaware limited liability company (“Stanley Intermediate”), and Stanley Furniture Company 2.0, LLC, a Virginia limited liability company (“SFC 2.0” and together with Stanley Intermediate, the “Existing Guarantors”), as parties to certain Related Documents (including guaranties, pledge agreements, and security agreements) hereby expressly: (a) consents to the execution by the Borrower and the Lender of this Agreement, the Amended and Restated Note, and the other documents described in Section 5 below; (b) acknowledges that the “Liability of Borrower” (as defined in the Guaranty) includes all of the obligations and liabilities owing from time to time by the Borrower to the Lender, including, but not limited to, the obligations and liabilities under and pursuant to the Note and the Amended and Restated Note, each as modified, extended, and/or replaced from time to time; (c) acknowledges that it does not have any set-off, defense, or counterclaim to the payment or performance of any of the obligations of any party under the Note or the Amended Note or under the Guaranty and the other Related Documents; (d) reaffirms, assumes, and binds itself in all respects to all of the obligations, liabilities, duties, covenants, terms, and conditions that are contained in the Guaranty and the other Related Documents; (e) agrees that all such obligations and liabilities under the Guaranty and the other Related Documents shall continue in full force and that the execution and delivery of this Agreement to, and its acceptance by, the Lender shall not in any manner whatsoever (i) impair or affect the liability of any Existing Guarantor to the Lender under the Guaranty or any other Related Document; (ii) prejudice, waive, or be construed to impair, affect, prejudice, or waive the rights and remedies of the Lender at law, in equity or by statute, against any Existing Guarantor pursuant to the Guaranty or any other Related Document; and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to the Lender by any Existing Guarantor under the Guaranty or any other Related Document; and (f) represents and warrants that each of the representations and warranties made by any Existing Guarantor in any of the documents executed in connection with the Note and the Amended and Restated Note remains true and correct as of the date hereof.

SECTION 3.     Joinder.

In connection with the consent described herein, and the execution and effectiveness of the Amended and Restated Note, the New Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Guarantor will be deemed to be a party to the Guaranty, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Guaranty and any other Related Documents as of their original dates. The New Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Guaranty and the other Related Documents. Without limiting the generality of the foregoing terms of this paragraph, the New Guarantor hereby (i) jointly and severally together with the Existing Guarantors, guarantees to the Lender as provided in the Amended and Restated Note and the Guaranty the prompt payment and performance of the obligations of the Borrower in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise) strictly in accordance with the terms thereof and agrees that if any of such Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, or otherwise), the New Guarantor will, jointly and severally together with the other Existing Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Obligations of the Borrower, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, or otherwise) in accordance with the terms of such extension or renewal. The New Guarantor acknowledges and confirms that it has received a copy of the Note, the Amended and Restated Note, and the Guaranty.

SECTION 4.     Representations and Warranties.

To induce the Lender to enter into this Agreement and the Amended and Restated Note, the Borrower and Guarantors hereby certifies, represents and warrants to the Lender that:

4.1         Organization. Each of the Borrower and Guarantors is a limited liability company or corporation duly organized or incorporated, as applicable, existing and in good standing under the laws of its state or jurisdiction of formation or incorporation, with full and adequate power to carry on and conduct its business as presently conducted. Each of the Borrower and Guarantors is duly licensed or qualified in all foreign jurisdictions wherein the nature of its activities requires such qualification or licensing. None of the certificates of formation or incorporation, as applicable, the limited liability company agreements or bylaws, as applicable, resolutions or written consents, as applicable, or incumbency certificates of each of the Borrower and Guarantors has been changed or amended since the most recent date that certified copies thereof were delivered to the Lender.

4.2          Authorization. The Borrower and Guarantors will continue to be duly authorized to perform their obligations under the Amended and Restated Note and the Related Documents, as amended hereby.

4.3          No Conflicts. The execution and delivery of this Agreement and the performance by the parties of their obligations under the Amended and Restated Note and the Related Documents do not and will not conflict with any provision of law or of the certificate of formation or incorporation, as applicable, or limited liability company agreement or bylaws, as applicable, of Borrower or any Guarantor or of any agreement binding upon such party.

4.4        Validity and Binding Effect. The Amended and Restated Note and the Related Documents are legal, valid and binding obligations of the Borrower and Guarantors (as applicable), enforceable against them in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity limiting the availability of equitable remedies.

4.5         Compliance. The representations and warranties set forth in the Amended and Restated Note and the Related Documents are true and correct with the same effect as if such representations and warranties had been made on the date hereof.

4.6          No Event of Default. As of the date hereof, no Event of Default, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred or is continuing.

SECTION 5.     Conditions.

5.1          Conditions Precedent. This Agreement shall become effective as of the date above first written after receipt by the Lender of the following, in each case in form and substance agreed to by the Lender:

5.1.1	Agreement. This Agreement executed by the Borrower, the Guarantors, and the Lender.

5.1.2	Amended and Restated Note. The Amended and Restated Note, executed by the Borrower in favor of the Lender.

5.1.3

Payment. The payment in immediately available funds to the Lender of $300,000 reflecting approximately $180,000 of principal and accrued interest under the Note, as well as approximately $120,000 relating to the Borrower’s (or its affiliates’) buyback of stock in the Borrower.

5.1.4	Expenses. The payment of all costs and expenses associated with the Note and this Agreement.

5.1.5	Other Documents. Such other documents, certificates, and/or opinions of counsel as the Lender may request.

5.2          Conditions Subsequent. This effectiveness and continued effectiveness of this Agreement shall be conditioned upon the Lender’s receipt of the following by February 28, 2019, in each case in form and substance agreed to by the Lender and provided that if any such condition is not met, this Agreement and the consent contained herein shall not be valid and shall immediately become ineffective:

5.2.1

Senior Facility Documents. No later than the effective date thereof, a fully-executed copy of the final legal documentation for the Proposed Senior Facility and each other material document, instrument and agreement relating thereto, in each case in form and substance satisfactory to the Lender.

5.2.2

Subordination Agreement. No later than the effective date thereof, a fully-executed copy of the Intercreditor and Debt Subordination Agreement, dated on or about the effectiveness date thereof, executed by the Lender and the Proposed Senior Lender, in form and substance satisfactory to the Lender and in the same form as agreed to by the Lender prior to the date hereof.

5.2.3	Expenses. The payment of all costs and expenses associated with the Note and this Agreement.

5.2.4	Other Documents. Such other documents, certificates, and/or opinions of counsel as the Lender may request.

SECTION 6.     General.

6.1         Counterparts. The execution and delivery of this Agreement by the Borrower and the Lender shall constitute a contract between them for the uses and purposes set forth in the Note and the Related Documents, as amended by this Agreement, and this Agreement may be executed in any number of counterparts, with each executed counterpart constituting an original and all counterparts together constituting one agreement. A signature delivered by facsimile shall constitute an original.

6.2         Governing Law; Severability. This Agreement SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED AND PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

6.3          Successors and Assigns. This Agreement shall be binding upon Maker and its successors and assigns, and shall inure to the benefit of and be enforceable by any successor in interest to Holder.

6.4         Continuing Force and Effect of Documents. Except as specifically modified or amended by the terms of this Agreement, all other terms and provisions of the Note, the Amended and Restated Note, and the other Related Documents are incorporated by reference herein, and in all respects shall continue in full force and effect. The Borrower and the Guarantors, by execution of this Agreement, hereby reaffirm, assume and bind themselves to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Note, the Amended and Restated Note, and the Related Documents.

6.5           Waiver and Release of Claims. The Borrower and Guarantors hereby waive and release any and all current existing claims, counterclaims, defenses, or set-offs of every kind and nature which they have or may have against the Lender arising out of, pursuant to, or pertaining in any way to the Note, the Amended and Restated Note, and the Related Documents, any and all other documents, instruments, and operations in connection with or relating to the Note and the Amended and Restated Note, and this Agreement. The Borrower and Guarantors hereby further covenant and agree not to sue the Lender for any special, indirect, punitive or consequential damages or liabilities or assert any claims, defenses, demands, actions, or liabilities against the Lender arising out of, pursuant to, or pertaining in any way to the Note, the Amended and Restated Note, and the Related Documents, any and all other documents and instruments in connection with or relating to the Note, the Amended and Restated Note, and the Related Documents.

 [SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

STANLEY FURNITURE COMPANY LLC, a Delaware limited liability company

By:	s/Richard Ledger
Name:	Richard Ledger
Title:	CEO

STANLEY INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company

By:	s/Richard Ledger
Name:	Richard Ledger
Title:	CEO

CHURCHILL DOWNS HOLDINGS LTD., a British Virgin Islands business company

By:	s/Richard Ledger
Name:	Richard Ledger
Title:	CEO

STANLEY FURNITURE COMPANY 2.0, LLC, a Virginia limited liability company

By:	s/Richard Ledger
Name:	Richard Ledger
Title:	CEO

HG HOLDINGS, INC., a Delaware corporation

By:	s/Steven A. Hale II
Name:	Steven A. Hale II
Title:	Chairman & CEO

EXHIBIT A

Second Amended and Restated Note

[Intentionally Omitted as Second Amended and Restated

Note is filed as Exhibit 10.1]